UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2016

Versartis, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36361	26-4106690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4200 Bohannon Drive, Suite 250 Menlo Park, California	94025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 963-8580

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On September 26, 2016, Versartis, Inc. (the “Company”) issued a press release titled “Versartis Initiates Phase 3 Trial of Somavaratan in Japan for Children with Growth Hormone Deficiency Following Completion of Phase 2.” A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. The press release may contain hypertext links to information on the Company’s website. The information on the Company’s website is not incorporated by reference into this Current Report on Form 8-K and does not constitute a part of this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated September 26, 2016, titled “Versartis Initiates Phase 3 Trial of Somavaratan in Japan for Children with Growth Hormone Deficiency Following Completion of Phase 2”

The press release may contain hypertext links to information on the Company’s website. The information on the Company’s website is not incorporated by reference into this Current Report on Form 8-K and does not constitute a part of this Form 8-K.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Versartis, Inc.

Date: September 26, 2016	By:	/s/ Joshua T. Brumm
Joshua T. Brumm Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release dated September 26, 2016, titled “Versartis Initiates Phase 3 Trial of Somavaratan in Japan for Children with Growth Hormone Deficiency Following Completion of Phase 2”